Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection this Form 10-K of Good Times Restaurants Inc. (the “Company”) for the fiscal year ended September 27, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan M. Zink, as Chief Executive Officer and I, Matthew Karnes as Principal Financial Officer of the Company, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Ryan M. Zink	Matthew Karnes Senior Vice President of Finance
Chief Executive Officer (Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

December 15, 2022	December 15, 2022